                              JENKON INTERNATIONAL, INC.

                                 1,400,000 Shares (*)

                                     Common Stock

                                UNDERWRITING AGREEMENT


                                                             _____________, 1998



MERIDIAN CAPITAL GROUP, INC.
TRAUTMAN, KRAMER & COMPANY INCORPORATED
W.J. NOLAN & COMPANY INC.
As Representatives of the several Underwriters
c/o Meridian Capital Group, Inc.
4675 MacArthur Court, Suite 1250
Newport Beach, California 92660

Ladies and Gentlemen:

     Jenkon International, Inc., a Delaware corporation (the "COMPANY"), hereby confirms its agreement, with the several underwriters named in Schedule I hereto for whom you have been duly authorized to act as representative, as set forth below. If you are the only Underwriters (as such term is hereinafter defined), all references herein to the Representative (as such term is hereinafter defined) shall be deemed to be to the Underwriters.

     1. SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters named in
Schedule 1 hereto (the "UNDERWRITERS") 1,100,000 shares (the "COMPANY SECURITIES") of the Company's Common Stock, par value $0.001 per share (the "COMMON SHARES"), and certain unaffiliated stockholders (the "FIRM SELLING STOCKHOLDERS") propose to issue and sell to the several Underwriters an aggregate of 300,000 Common Shares (the "FIRM SELLING STOCKHOLDER SECURITIES"). The Company Securities and the Firm Selling Stockholder Securities are hereinafter collectively referred to as the "FIRM SECURITIES".
 Meridian Capital Group, Inc. and Trautman, Kramer & Company Incorporated and W.J. Nolan & Company Inc. shall act as the representatives (the "REPRESENTATIVES") of the several Underwriters.

     The Company and two stockholders of the Company (the "OVER-ALLOTMENT STOCKHOLDERS") also propose to issue and sell to the several Underwriters an aggregate of not more than 40,000 and 170,000, respectively, additional Common Shares (the "OPTION SECURITIES"), if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the rights to purchase such Common Shares granted to the Underwriters pursuant to Section 4 of this Agreement.

     The Firm Securities and any Option Securities are hereinafter collectively referred to as the "SECURITIES." The Company, the Firm Selling Stockholders and the Over-Allotment Stockholders are hereinafter

-------------------------

(*) Plus an option to purchase from each of the Company and two stockholders of the Company an aggregate of up to 40,000 and 170,000, respectively, additional shares to cover over-allotments.


                                          1.

sometimes referred to individually as a "SELLER" and collectively as the "SELLERS." The Firm Selling Stockholders and the Over-Allotment Stockholders are hereinafter sometimes referred to collectively as the "SELLING STOCKHOLDERS."

     In addition, the Company proposed to sell to you, individually and not in your capacity as the Representatives, five-year warrants (the "REPRESENTATIVES' WARRANTS") to purchase an aggregate of up to 140,000 Common Shares (the "REPRESENTATIVES' WARRANT SHARES"), which sale will be consummated in accordance with the terms and conditions of the Representatives' Warrant Agreement filed as an exhibit to the Registration Statement described below.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) A registration statement on Form SB-2 (File No. 333-56023) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "ACT"), and one or more amendments to such registration statement have been so filed. After the execution of this Agreement, the Company will file with the Commission either
(i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "REGISTRATION STATEMENT" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "PRELIMINARY PROSPECTUS" means the prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "PROSPECTUS" means the prospectus in the form first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), the form of prospectus included in the Registration Statement.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus dated July __, 1998 or any date thereafter was filed with the Commission it (i) complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is



                                          2.
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declared effective) and on the Firm Closing Date and any Option Closing Date
(both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.

          (c) The Company and its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

          (d) The Company and its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and the Representatives' Warrant Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it.

          (e) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company (including the Securities to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. Except as disclosed in the Registration Statement and the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of capital stock or other ownership interest in the Company or any of its subsidiaries. The Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and except as described in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus, no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Registration Statement or to otherwise register any securities owned by such holder under the Act by reason of the filing of the Registration Statement.

          (f) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

          (g) The combined financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and for the periods


                                          3.

therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise noted therein).
The financial data set forth under the captions "Prospectus Summary - Summary Financial Data," "Capitalization," "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. No other financial statements or schedules of the Company or its subsidiaries are required by the Act or the applicable rules and regulations thereunder to be included in the Registration Statement or the Prospectus.

          (h) BDO Seidman LLP, who have audited certain combined financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

          (i) The execution and delivery of this Agreement has been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (j) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and to the best of the Company's knowledge, no such proceedings have been threatened against the Company or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

          (k) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated (i) do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except (1) such as have been obtained, (2) such as may be required under state securities or blue sky laws, and (3) if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, and (ii) do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, franchise contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

          (l) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) except as described in the Prospectus, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.


                                          4.

          (m) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business; (2) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; (3) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (4) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (5) there has not been any change in the capital stock (including outstanding options, warrants or other rights calling for the issuance of, and commitments, plans or arrangements to issue, any share of capital stock), and no material change in the short-term debt or long-term debt, of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (n) The Company has good and marketable title to all personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (o) No labor dispute with the employees of the Company exists or, to the best of the Company's knowledge, is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (p) The Company owns or possesses all patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed or planned to be employed by it in connection with its business and its prospective business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (q) The Company's principal software products (including, without limitation, Summit V and NOW!) are year 2,000 compliant.

          (r) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such


                                          5.

coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely effect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company has no reason to believe that it will not be able to obtain insurance from insurers of recognized financial responsibility, of the type described in, and for the premiums described in, the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (r) Except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company and each of its subsidiaries possesses all certificates, authorizations, permits and licenses issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the consummation of the transactions contemplated herein and the operation of the business of the Company as described in the Registration Statement and Prospectus will not cause the Company to become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (t) The Company has filed all foreign, federal, state, local and franchise tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company has established on its books and records reserves that are adequate for the payment of all taxes not yet due and payable. There are no liens for taxes on the assets of the Company, except for taxes not yet due. There are no audits known by the Company's management to be pending of the tax returns of the Company (whether federal, state, local or foreign) and there are no claims which have been or may be asserted relating to any such tax returns, which audits and claims, if determined adversely, could result in the assertion by any governmental agency of any deficiency that would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. Neither the Internal Revenue Service nor any state or local tax authority has asserted or, to the best of the Company's knowledge, threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company or its predecessors filed for any year which would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

          (u) The Company is not in violation of any federal or state or foreign law or regulation relating to occupational safety and health, to the storage, handling or transportation of hazardous or toxic materials, and the Company has received all permits, licenses or other approvals required of it under applicable federal, state, or foreign occupational safety and health, environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except (i) for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which


                                          6.

would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or (ii) as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (v) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          (w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) Each agreement listed in the exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company and where applicable to its subsidiaries in accordance with its terms (assuming the due authorization, execution and delivery thereof by each of the other parties thereto). Neither the Company, nor to the best of the Company's knowledge, any other party (i) is in default in the observance or performance of any term or obligation to be performed by it under any such agreement and (ii) no event has occurred which with notice or a lapse of time or both would constitute such a default, in any such case which default or event could have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the properties or business of the Company or any of its subsidiaries may be bound or affected which default or event could have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

          (y) The Company is not in violation of any term or provision of its charter and by-laws, or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation could have a material adverse effect on the assets or properties, results of operations, prospects or condition (financial or otherwise) of the Company.

          (z) No transaction has occurred between or among the Company on the one hand, and any officer, director or principal stockholder of the Company or any affiliate or affiliates (including family members) of any such officer, director or principal stockholder on the other hand, that is required to be described in and is not described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (aa) Neither the Commission nor the Blue Sky or securities authorities of any jurisdiction has issued an order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, or the Registration Statement or suspending the registration or qualification of the Securities, nor has the Commission or any of such authorities instituted or, to the knowledge of the Company, threatened to institute any proceedings with respect to such an order in any jurisdiction in which the Securities are to be sold.


                                          7.

          (bb) Neither the Company nor any officer or director purporting to act on behalf of the Company or any of its subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; or (ii) made any payment to any federal, state, local or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; or (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company sells or from which the Company buys products, for the purpose of influencing such agent or person to buy products from or sell products to the Company; or (iv) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company.

          (cc) The Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than Summit V, Inc., a Washington corporation and Jenkon Europe, Ltd., a United Kingdom corporation.

          (dd) Except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not incurred any liability for finders, brokers or consulting fees or agents' commissions in connection with the execution and delivery of this Agreement, the offer and sale of the Securities or the transactions hereby contemplated.

          (ee) The Securities have been approved for quotation on the Nasdaq SmallCap Market upon official notice of issuance.

          (ff) The Representatives' Warrants and the Representatives' Warrant Agreement have been duly and validly authorized by the Company and upon delivery to you in accordance therewith will be duly issued and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with the terms thereof.

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally and not jointly, represents and warrants to and agrees with each Underwriter and the Company that:

          (a) Such Selling Stockholder now has and on the Closing Date and on any later date on which Option Securities are purchased will have valid marketable title to the Securities to be sold by such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Securities hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest pertaining to such Selling Stockholder or such Selling Stockholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claim of any creditor, devisee, legatee or beneficiary of such Selling Stockholder.

          (b) Such Selling Stockholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, an Irrevocable Custody Agreement and Power of Attorney (the "Power of Attorney") appointing David Edwards and Steve McKeag as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and custodians (collectively, the "Custodians" and individually, a "Custodian"); the Power of Attorney constitutes a valid and binding agreement on the part of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Stockholder's


                                          8.

Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 4(b) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several Underwriters to such Selling Stockholder as provided in Section 4 hereof, to authorize the delivery of the Option Securities and Firm Selling Stockholder Securities to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Securities or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

          (c) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Stockholder of the Power of Attorney, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery of the Firm Selling Stockholder Securities and the Option Securities to be sold by such Selling Stockholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; and such Selling Stockholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney, and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder under this Agreement.

          (d) Certificates in negotiable form for all Securities to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been placed in custody with the Custodians for the purpose of effecting delivery hereunder.

          (e) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

          (f) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities.

          (g) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Firm Selling Stockholder Securities and Option Securities that is contained in the representations and warranties of such Selling Stockholder in such Selling Stockholder's Power of Attorney or set forth in the Registration Statement and the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Option Closing Date, was or will be, true, correct and complete, and does not and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Option Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

          (h) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Option Closing Date.

          (i) Such Selling Stockholder does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; such Selling Stockholder does not have any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Stockholder in the


                                          9.

transactions to which this Agreement relates in accordance with the term of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

          (j) Such Selling Stockholder is not aware that any of the representations and warranties of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

          (k) Such Selling Stockholder will pay or cause to be paid the underwriting discount and nonaccountable expense allowance payable hereunder with respect to his Securities.

          (l) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to the Underwriters prior to or at the Firm Closing Date and any Option Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (m) David Edwards and Steve McKeag, severally and not jointly, further represent and warrant to and agree with the Underwriters and the Company that the Registration Statement and any amendments thereto, at the time such Registration Statement or such amendment becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and any amendments or supplements thereto will not at any such time contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     4.   PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company at a purchase price of $________ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to Meridian Capital Group, Inc. for the respective accounts of the Underwriters, against payment to the Company by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Troy & Gould Professional Corporation, 1801 Century Park East, 16th Floor, Los Angeles, California 90067, at 8:30 A.M. Los Angeles time, on _______________, 1998, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 10 hereof, such time and date of delivery against payment being herein referred to as the "FIRM CLOSING DATE." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at least 24 hours prior to the Firm Closing Date at such location as may be designated by the Representatives.


                                         10.

          (b) Solely for the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, each Over-Allotment Stockholder hereby grants to the several Underwriters an option to purchase, severally and not jointly, the number of Option Securities set forth in Schedule 3 hereto opposite such Over-Allotment Stockholder's name on such Schedule. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4. The options granted hereby may be exercised as to all or any part of the Option Securities one time within 45 days after the date of the Prospectus (or if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The foregoing option granted by the Company shall not be exercisable unless and until the foregoing options granted by the Over-Allotment Stockholders shall have first been expired in full. If the foregoing options granted by the Over-Allotment Stockholders are exercised with respect to less than all the Option Securities purchasable from the Over-Allotment Stockholders, such Option Securities shall be purchased from each Over-Allotment Stockholder pro rata in proportion to the number of Option Securities set forth opposite such Over-Allotment Stockholder's name on Schedule 3 hereto bears to the aggregate number of Option Securities. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such options. The Representatives may exercise the options granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company and the Over-Allotment Stockholder setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than three business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives, the Company and the Over-Allotment Stockholders may agree upon or as the Representatives may determine pursuant to Section 10 hereof, is herein called the "OPTION CLOSING DATE" with respect to such Option Securities. Upon exercise of the options as provided herein, the Company and each Over-Allotment Stockholder, as the case may be, shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company and the Over-Allotment Stockholders, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the options are exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) It is understood that you, individually and not as the Representatives may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     6. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:


                                         11.

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented and
(ii) will not file with the Commission the prospectus or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, which shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

          (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threat or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance. The Company will provide as many copies of such amendment or supplement to the


                                         12.

Prospectus as the Representatives may reasonably request and will pay all expenses incurred in connection with preparing any such amendment or supplement to the Prospectus.

          (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) conformed copies of such registration statement and each amendment thereto (in each case without exhibits thereto) in such quantities as the Representatives shall reasonably request and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

          (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish the Representatives a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 under the Act).

          (g) The Company, as soon as practicable, will make generally available to its security holders and to the Representatives an earnings statement of the Company and any consolidated subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

          (h) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

          (i) The Company will timely take all actions necessary to obtain all trademarks, licenses, permits, approvals and authorizations necessary to engage in its prospective businesses as described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (j) The Company will not, from the date hereof until one year after the Firm Closing Date, offer for sale, sell, distribute, issue, grant any option for the sale of or otherwise dispose of, directly or indirectly, any Common Shares or other equity securities of the Company (or any securities convertible into, exercisable for, or exchangeable for Common Shares or other equity securities of the Company), without the prior written consent of Meridian Capital Group, Inc. except that the following shall not require any consent of Meridian Capital Group, Inc.: (A) the issuance and sale of Common Shares pursuant to this Agreement, (B) the issuance of Common Shares upon the exercise or conversion of options, warrants and convertible securities outstanding on the date hereof, and (C) the issuance of options under the Company's stock option plans that are in effect on the date hereof.

          (k) The Company will not for 180 days after the date hereof, directly or indirectly, (i) take any action designed to cause or to result in, or that will constitute or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or
(iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other outstanding securities of the Company.

          (l) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's SmallCap Market (the "NASDAQ SMALLCAP MARKET") prior to the Firm Closing Date. The


                                         13.

Company will use its best efforts to ensure that the Securities remain included for quotation on the Nasdaq SmallCap Market following the Firm Closing Date.

          (m) The Company shall use its best efforts to obtain from each person who is a director or officer of the Company and from each person who owns outstanding Common Shares or other equity securities of the Company (or any securities convertible into, exercisable for, or exchangeable for Common Shares or other equity securities of the Company), an agreement to the effect that such person will not, from the date of such agreement until the date twelve months after the effective date of the offering of the Securities, offer for sale, sell, distribute, grant any option for the sale of, otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any Common Shares or other equity securities of the Company (or any securities convertible into, exercisable for, or exchangeable for Common Shares or other equity securities of the Company) then or thereafter owned by such person, without the prior written consent of Meridian Capital Group, Inc.

          (n) Prior to the Firm Closing Date, or if any Option Securities are purchased, the Option Closing Date, if later, the Company will not issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or this offering (other than trade releases issued in the ordinary course of the Company's business with respect to the Company's operations) without the Representatives' prior written consent which shall not be unreasonably withheld or, if such consent is not granted after request by the Company, unless otherwise required by law as determined in the good faith judgment of the Company.

          (o) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and at no time will the Company acquire or own "investment securities" having a value exceeding 40% of the value of the Company's total assets (exclusive of government securities and cash items) in the absence of an exclusion from the definition of "investment company" under the Investment Company Act of 1940.

          (p) The Company will not grant options to purchase any of the Company's securities for a period of two years following the effective date of the Registration Statement to Jim Thompson, Steve McKeag, Robert Cavitt and Greg Fink, current holders of the Company's securities; provided, however, that the Company may grant to Robert Cavitt options to purchase no more than 39,113 Common Shares exercisable at a price equal to the fair market value on the date of grant of such options.

     7. EXPENSES. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 12 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment or supplement thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and delivery of the Securities to the Underwriters, (vi) the qualification of the Securities under state securities and Blue Sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities and (viii) any quotation of the Securities on the Nasdaq


                                         14.

SmallCap Market. In addition, on the First Closing Date and any Option Closing Date, the Company and the Selling Stockholders, severally and not jointly, will also pay to you, individually and not in your capacity as the Representatives, a non-accountable expense allowance equal to three percent (3%) of the initial public offering price of the Securities sold by the Company or the Stockholders, as the case may be, on the First Closing Date or such Option Closing Date. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 of this Agreement is not satisfied, because this Agreement is terminated pursuant to
Section 12(a)(i) and (a)(ii) or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. You acknowledge that $15,000 has previously been paid to you by the Company to be applied against such non-accountable expense allowance or such reasonable out-of-pocket expenses if the sale of Shares is not consummated as provided in the preceding sentences, as the case may be. You agree that any portion of such $15,000 that is not necessary to pay the Underwriters for their reasonable out-of-pocket expenses actually incurred if the sale of Shares if not consummated for any reason shall be returned to the Company. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement. Except as provided in this Section 7 and Section 9 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to the qualification of the Securities under state securities and Blue Sky laws referred to above) and all concessions to dealers who participate in the public offering.

     8. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to (i) the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, (ii) the accuracy of the statements of the Company's officers in any certificate delivered pursuant to the provisions hereof or in any other document expressly delivered pursuant to this Section 8, (iii) the performance by the Company of its covenants and agreements hereunder and (iv) the following additional conditions:

          (a) If the Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 8:00 A.M., Los Angeles time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Representative; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the commission in the manner and within the time periods required by Rule 424(b) or Rule 434, if applicable, under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Jeffer, Mangels, Butler & Marmaro LLP, counsel for the Company, in the form attached hereto as Exhibit A.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.


                                         15.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

          (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Troy & Gould Professional Corporation, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Representative shall have received from BDO Seidman LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                      (i) they are independent accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder;

                     (ii) in their opinion, the audited consolidated financial statements and schedules audited by them and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                    (iii) on the basis of a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, they will state that management of the Company has advised them that at a specific date not more than five business days prior to the date of such letter, there were no changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the consolidated balance sheet included in the Registration Statement and the Prospectus, except in all instances for changes, decreases or increases set forth in such letter; and

                     (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (h) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the chief executive officer and the principal financial or accounting officer of the Company to the effect that:


                                         16.

                      (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                     (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and to the best of the Company's knowledge no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

                    (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

          (f) The Representatives shall have received from each person who is a director or officer of the Company and from each person who owns outstanding Common Shares or other equity securities of the Company (or any securities convertible into, exercisable for, or exchangeable for Common Shares or other equity securities of the Company) an agreement to the effect that such person will not, from the date of such agreement until the date twelve months from the effective date of the offering of the Securities, offer for sale, sell, distribute, grant any option for the sale of, otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any Common Shares or other equity securities of the Company (or any securities convertible into, exercisable for, or exchangeable for Common Shares or other equity securities of the Company) then or thereafter owned by such person, without the prior written consent of the Representatives.

          (g) The Company shall have duly exercised its rights to purchase, and shall have duly purchased, the software program and rights therein, including the Summit V software, as contemplated by the Prospectus.

          (h) At or prior to the First Closing Date, the Representatives' Warrant Agreement shall have been entered into by you and the Company, and the Representatives' Warrants shall have been issued and sold to you pursuant thereto.

          (i) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          (j) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for quotation on the Nasdaq SmallCap Market.


                                         17.

          (k) The Company shall have engaged and contracted for the services of a financial public relations firm that the Company and the Representatives have mutually agreed upon. The Company shall retain the services of said firm for twelve months after the date hereof.

          (l) The Company shall have entered into an agreement with the Representatives, satisfactory in form and substance to the Representatives, providing the Representatives with a right of first refusal to place all future private and public equity offerings of the Company and its subsidiaries and successors for the one-year period commencing on April 25, 1998 and ending on April 24, 1999.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     9.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                      (i)     any untrue statement made by the Company in
Section 2 of this Agreement or any certificate provided by the Company to the Representatives or Underwriters pursuant to the terms of this Agreement;

                     (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each a "COMPANY APPLICATION"); or

                    (iii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Company Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Company Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and PROVIDED, FURTHER, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any


                                         18.

such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(d) or (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Firm Selling Stockholder and each Over-Allotment Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                      (i) any untrue statement made by such Firm Selling Stockholder or Over-Allotment Stockholder in Section 3 of this Agreement;

                     (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto based upon written information furnished by or on behalf of such Firm Selling Stockholder or Over-Allotment Stockholder or (B) any application or other document, or any amendment or supplement thereto, executed by such Firm Selling Stockholder or Over-Allotment Stockholder or based upon written information furnished by or on behalf of such Firm Selling Stockholder or Over-Allotment Stockholder filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each a "STOCKHOLDER APPLICATION" and collectively with the Company Applications, each an "Application"); or

                    (iii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Stockholder Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by or on behalf of such Firm Selling Stockholder or Over-Allotment Stockholder, directly or through such Firm Selling Stockholder's or Over-Allotment Stockholder's representatives, specially for use therein or in the preparation thereof; PROVIDED, HOWEVER, that such Firm Selling Stockholder or Over-Allotment Stockholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(d) or (e) of this Agreement. This indemnity agreement will be in addition to any liability which such Firm Selling Stockholder or Over-Allotment Stockholder may


                                         19.

otherwise have. In no event shall a Firm Selling Stockholder or Over-Allotment Stockholder's be liable to the Underwriters under this subsection 9(b) for an amount greater than the gross proceeds received by such Firm Selling Stockholder or such Over-Allotment Stockholder from the Underwriters of this offering.

          (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, the Firm Selling Stockholders and the Over-Allotment Stockholders, each of the Company's directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person of the Company, may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof.

          (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party of the commencement thereof. No indemnification provided for in Section 9(a), 9(b) or 9(c) shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this
Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), in any one action or separate but substantially similar actions in the same


                                         20.

jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) or (b) of this
Section 9, representing the indemnified parties under such paragraph (a) or (b) who are parties to such action or actions), (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Firm Selling Stockholders, the Over-Allotment Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and each of the Firm Selling Stockholders and the Over-Allotment Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Sellers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     10. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other


                                         21.

Underwriters may make arrangements satisfactory to the Representative for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 10, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "UNDERWRITER" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     11. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, in any certificate delivered pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12.  TERMINATION.

          (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively:

               (i) The Company shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation, a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

               (ii) trading in the Common Shares shall have been suspended by the Commission or the Nasdaq SmallCap Market;


                                         22.

               (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or the Nasdaq SmallCap Market shall have been suspended or minimum or maximum prices shall have been established on any of such exchanges or market system;

               (iv) a banking moratorium shall have been declared by New York, Washington, California, or United States authorities; or

               (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the financial markets that, in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in
Section 11 hereof.

     13. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" (other than the final paragraph under such heading) in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Sellers for the purposes of Sections 2(b) and 9 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     14. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be sent by mail, telex or facsimile transmission and confirmed in writing to Meridian Capital Group, Inc., 4675 MacArthur Court, Suite 1250, Newport Beach, California 92660; if sent to the Company shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 7600 N.E. 41st Street, Suite 350, Vancouver, Washington 98662 Attention: Chief Executive Officer; if sent to the Firm Selling Stockholders or the Over-Allotment Stockholders shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing c/o Jeffer, Mangels, Butler & Marmaro LLP, Attention: Robert M. Steinberg, Esq.

     15. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Firm Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company, the Firm Selling Stockholders, and the Over-Allotment Stockholders contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.


                                         23.

     16. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any provisions relating to conflicts of laws.

     17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of California, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Sellers designate and appoint Jeffer, Mangels, Butler & Marmaro, LLP, and such other persons as may hereafter be selected by the Sellers irrevocably agreeing in writing to so serve, as their agent to receive on their behalf personal service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company at its address provided in Section 14 hereof; PROVIDED, HOWEVER, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Sellers refuses to accept service, the Sellers hereby agree that service of process sufficient for personal jurisdiction in any action against the Sellers in the State of California may be made by registered or certified mail, return receipt requested, to the Sellers at their respective addresses provided in Section 14 hereof, and the Sellers hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Sellers in the courts of any other jurisdiction.

     18. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings.

     19. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed by original or facsimile signature in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                         24.

     20. EFFECTIVENESS. This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto and (b) the release of notification of the effectiveness of the Registration Statement by the Commission.

                                   Very truly yours,

                                   JENKON INTERNATIONAL INC.


                                   By
                                     -------------------------------
                                        David Edwards,
                                        President and Chief Executive Officer


                                   THE FIRM SELLING STOCKHOLDERS NAMED
                                   IN SCHEDULE 2 HERETO


                                   By:
                                      ------------------------------
                                        David Edwards,
                                        Attorney-in-fact


                                   By:
                                      ------------------------------
                                        Steve McKeag,
                                        Attorney-in-fact


                                   THE OVER-ALLOTMENT STOCKHOLDERS:



                                   ---------------------------------
                                   David Edwards



                                   ---------------------------------
                                   Steve McKeag


                                         25.

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

MERIDIAN CAPITAL GROUP, INC.



By
   ------------------------------
   Mark Mansfield, President


For itself and as one of the
Representatives of the several Underwriters named in Schedule 1 hereto.


TRAUTMAN, KRAMER & COMPANY INCORPORATED



By
   ------------------------------
   Richard Rosenblum


For itself and as one of the
Representatives of the several Underwriters named in Schedule 1 hereto.


W.J. NOLAN & COMPANY INC.



By
   ------------------------------
   Robert Kropp


For itself and as one of the
Representatives of the several Underwriters named in Schedule 1 hereto.


                                         26.

                                      SCHEDULE 1

                                     UNDERWRITERS




                                                              Number of Firm
                                                             Securities to be
                       Underwriters                             Purchased
                       ------------                             ---------
 Meridian Capital Group, Inc.

 Trautman, Kramer & Company Incorporated

 W.J. Nolan & Company Inc.
                                                                ------------

           Total                                                   1,100,000
                                                                ------------
                                                                ------------


                                         27.

                                      SCHEDULE 2

                              FIRM SELLING STOCKHOLDERS




                                                               Number of Firm
                                                              Securities To Be
                 Firm Selling Stockholders                          Sold
                 -------------------------                          ----
 [NAMES OF FIRM SELLING STOCKHOLDERS]


                                                                  ---------

      Total                                                          300,000
                                                                  -----------
                                                                  -----------


                                         28.

                                      SCHEDULE 3

                             OVER-ALLOTMENT STOCKHOLDERS




                                                             Number of Option
                                                             Securities To Be
                Over-Allotment Stockholders                        Sold
 ----------------------------------------------------------- -----------------
 David Edwards                                                         150,000
 Steve McKeag                                                           20,000
                                                                      --------

      Total                                                            170,000
                                                                      --------
                                                                      --------


                                         29.

                                      EXHIBIT A

                   [Form of Jeffer, Mangels, Butler & Marmaro, LLP]


                                         30.